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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3
                        RULE 13e-3 TRANSACTION STATEMENT
        (Pursuant to Section 13(e) of the Securities Exchange Act of 1934
                    and Rule 13e-3 (ss.240.12e-3) thereunder)

                          AMERICAN FILTRONA CORPORATION
                                (Name of Issuer)

                                WBT HOLDINGS, LLC
                                 WB PARENT CORP.
                              WB ACQUISITION CORP.
                         BENNETT L. KIGHT (as fiduciary)
                          AMERICAN FILTRONA CORPORATION
                       (Name of Persons Filing Statement)

                          COMMON STOCK, $1.00 PAR VALUE
                         (Title of Class of Securities)

                                    02604210
                      (CUSIP Number of Class of Securities)


Bennett L. Kight                             John L. Morgan
WBT Holdings, LLC                            American Filtrona Corporation
999 Peachtree Street                         3951 Westerre Parkway
Suite 2300                                   Suite 300
Atlanta, Georgia  30309                      Richmond, Virginia  23233
(404) 853-8680                               (804) 346-2400


          (Names, Addresses and Telephone Numbers of Persons Authorized to Receive Notices and Communications on Behalf of Persons Filing Statement)


                                 WITH COPIES TO:


George L. Cohen                                       C. Porter Vaughan, III
Sutherland, Asbill & Brennan, L.L.P.                  Hunton & Williams
999 Peachtree Street, N.E.                            Riverfront Plaza - East
Atlanta, Georgia  30309-3996                          951 East Byrd Street
(404) 853-8000                                        Richmond, Virginia  23219
                                                      (804) 788-8200




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     This statement is filed in connection with (check the appropriate box):

(a) [ X ] The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR
          240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to
          240.14c-10] or Rule 13e-3(c) [Section 240.13e-3(c)] under
          the Securities Exchange Act of 1934.

(b) [ ] The filing of a registration statement under the Securities Act of 1933.

(c) [ ] A tender offer.

(d) [ ] None of the above.

         Check the following box if soliciting materials or information referred to in checking box (a) are preliminary copies: [ X ]

                          -----------------------------
                            CALCULATION OF FILING FEE

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         TRANSACTION VALUATION*                        AMOUNT OF FILING FEE
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           $140,290,782.68                                   $28,058.16


* For purposes of calculating fee only. This amount assumes the purchase of 3,015,709 shares of common stock, $1.00 par value per share, of American Filtrona Corporation at $46.52 in cash per share. The amount of the filing fee calculated in accordance with Rule 0-11 equals 1/50 of one percentum of the value of the shares to be purchased.

[X] Check box if any part of the fee is offset by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

                             Amount Previously Paid:  $28,058.16
                             Form of Registration No.:  PREM14A
                             Filing Party:  American Filtrona Corporation
                             Date Filed:   5/01/97

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                             INTRODUCTORY STATEMENT

         This Rule 13e-3 Transaction Statement (this "Statement") is being filed pursuant to Section 13(e)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by American Filtrona Corporation, a Virginia corporation ("AFC"), WBT Holdings, LLC, a Georgia limited liability company ("Holdings"), WB Parent Corp., a Virginia corporation and wholly-owned subsidiary of Holdings ("Parent Corp."), WB Acquisition Corp., a Virginia corporation and wholly-owned subsidiary of Parent ("Merger Subsidiary"), and Bennett L. Kight, a director of AFC (Holdings, Parent Corp., Merger Subsidiary and Mr. Kight being referred to collectively as the "WB Parties"). AFC, Holdings, Parent Corp. and Merger Subsidiary are parties to an Agreement of Merger dated as of February 19, 1997 (the "Merger Agreement"), which provides for the merger (the "Merger") of Merger Subsidiary with and into AFC, and the conversion of all of the outstanding shares of the common stock, $1.00 par value of AFC ("Common Stock") other than shares held by Holdings, Parent Corp. or Merger Subsidiary, into the right to receive $46.52 per share in cash. As a result of the Merger, Parent will become the holder of all of the outstanding equity securities of AFC.

         This Statement is intended to satisfy the reporting requirements of
Section 13(e) of the Exchange Act, if and to the extent they are deemed to be applicable to this transaction. The filing of this Statement shall not be construed as an admission by AFC or the WB Parties that AFC is "controlled by" the WB Parties (or any of them) or that any WB Party is an "affiliate" of AFC within the meaning of Rule 13e-3 under Section 13(e) of the Exchange Act. This Statement relates to a solicitation of proxies by the Board of Directors of AFC in connection with an Annual Meeting of the shareholders of AFC (the "Annual Meeting"), currently scheduled to be held in June 1997. At the Annual Meeting, the shareholders of AFC will be asked to vote to approve the Merger Agreement and the related Plan of Merger.

         The cross-reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location of the information required to be included in response to the Items of Schedule 13E-3 in the preliminary proxy statement of AFC (the "Proxy Statement"), which is included as Exhibit (d) to this Statement. All cross-references below are to captions and subcaptions in the text of, or exhibits to, the Proxy Statement without reference to the Form of Proxy, Letter to Shareholders or Notice of Meeting. The information in the Proxy Statement is hereby expressly incorporated by reference, each cross-reference below being deemed to be an incorporation by reference of the portions of the Proxy Statement referred to and the response to each Item being qualified in its entirety by the provisions of the Proxy Statement.

ITEM 1.    ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

     (a)   See "Summary--The Merger - Parties to the Merger Agreement."

     (b)   See "Annual Meeting--Record Date; Solicitation of Proxies."

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      (c)-(d)See "Market Prices and Dividend Information."

      (e)    Not applicable.

      (f)    None.

ITEM 2.           IDENTITY AND BACKGROUND.

         AFC is the issuer of AFC Common Stock and, together with the WBT Parties, is filing this Statement.

         (a)-(d),(g) See "Election of Directors," "Executive Officers of the Corporation" and "Information concerning Holdings, Parent Corp. and Merger Subsidiary and Their Directors, Members and Executive Officers."

         (e)-(f)  None.

ITEM 3.           PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

         (a)      (1)   Not applicable.

                  (2)   See "Special Factors--Background of Merger."

         (b) See "Special Factors--Background of Merger" and "Information Concerning Holdings, Parent Corp. and Merger Subsidiary and Their Directors, Members and Executive Officers."

ITEM 4.           TERMS OF THE TRANSACTION.

         (a)      See "The Merger."

         (b) See "The Merger--Terms of the Merger" and "Information Concerning Holdings, Parent Corp. and Merger Subsidiary and Their Directors, Members and Executive Officers."

ITEM 5.           PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

         (a)-(g) See "Special Factors--Conduct of Business After the Merger," "--Financing of the Merger," "--Interests of Certain Persons in the Merger" and "Sale of the Fibers Business Assets."


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ITEM 6.           SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

         (a)      See "Special Factors--Financing of the Merger."

         (b)      See "Special Factors--Expenses of the Merger."

         (c)      See "Special Factors--Financing of the Merger."

         (d)      Not applicable.

ITEM 7.           PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

         (a)-(d) See "Special Factors--Background of Merger," "--Reasons for Merger; Recommendation of the Board of Directors," "--Reasons of Holdings for the Merger," "--Conduct of Business After Merger," "--Interests of Certain Persons in the Merger" and "--Certain Tax Consequences of the Merger."

ITEM 8.           FAIRNESS OF THE TRANSACTION.

         (a)-(f) See "Annual Meeting--Vote Required," "Special
Factors--Background of Merger," "--Reasons for Merger; Recommendation of the Board of Directors," "--Opinion of Financial Advisor" and "--Reasons of Holdings for the Merger."

ITEM 9.           REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

         (a)-(b) See "Special Factors--Background of Merger," "--Reasons for Merger; Recommendation of the Board of Directors," "--Opinion of Financial Advisor" and "--Reasons of Holdings for the Merger."

         (c)     See "Special Factors--Opinion of Financial Advisor."

ITEM 10.          INTEREST IN SECURITIES OF THE ISSUER.

         (a) See "Summary --The Merger--Parties to the Merger Agreement," "Security Ownership," and "Information Concerning Holdings, Parent Corp. and Merger Subsidiary and Their Directors, Members and Executive Officers."

         (b) See "Security Ownership--Security Ownership of Certain Management of the Corporation."


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ITEM 11.          CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH
RESPECT TO THE ISSUER'S SECURITIES.

         See "Special Factors--Interests of Certain Persons in the Merger," "Compensation of Executive Officers and Directors" and "Information Concerning Holdings, Parent Corp. and Merger Subsidiary and Their Directors, Members and Executive Officers."




ITEM 12.          PRESENT INTENTION AND RECOMMENDATION OF CERTAIN
PERSONS WITH REGARD TO THE TRANSACTION.

         (a)-(b) See "Annual Meeting--Vote Required" and "Special
Factors--Reasons for Merger; Recommendation of the Board of Directors."

ITEM 13.          OTHER PROVISIONS OF THE TRANSACTION.

         (a)      See "Special Factors--Dissenters' Rights."

         (b)-(c)  Not applicable.

ITEM 14.          FINANCIAL INFORMATION.

         (a) See "Selected Financial Information Concerning the Corporation" and "Additional Information--Incorporation of Certain Documents by Reference."

         (b)      Not applicable.

ITEM 15.          PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

         (a)-(b) See "Annual Meeting--Record Date; Solicitation of Proxies" and "Special Factors--Interests of Certain Persons in the Merger."

ITEM 16.          ADDITIONAL INFORMATION

                  Any additional information is set forth in the Proxy
Statement.

ITEM 17.          MATERIAL TO BE FILED AS EXHIBITS.

     EXHIBIT NUMBER      DESCRIPTION
     --------------      -----------

     (a) Mandate and Commitment letter agreement dated as of February 19,1997, among Wachovia Bank of Georgia, N.A., Wachovia Bank of North Carolina, N.A. and
                          WB Acquisition Corp.


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     (b)(1)               Opinion of Goldman, Sachs & Co. dated February 19,
                          1997, to the Board of Directors of American Filtrona Corporation -- see Annex III to the Proxy Statement.

     (b)(2) Presentation of Goldman, Sachs & Co. to the Board of of Directors of American Filtrona Corporation February 19, 1997.

     (c)(1) Merger Agreement -- see Annex I to the Proxy Statement (The exhibits and schedules to this agreement have been omitted and will be furnished to the Securities and Exchange Commission upon request.).

      (c)(2)              Fibers Sale Agreement between FIL Acquisition Corp.
                          and WB Acquisition Corp. dated as of February 19, 1997 -- see Annex II to the Proxy Statement (The exhibits and schedules to this agreement have been omitted and will be furnished to the Securities and Exchange Commission upon request.).

       (c)(3) Fee Agreement between WBT Holdings LLC and Bunzl plc dated as of December 12, 1996.

       (d) Preliminary Proxy Statement dated ________________, together with Form of Proxy, Letter to Shareholders and Notice of Meeting.

       (e)                Not applicable.

       (f)                Not applicable.



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                                   SIGNATURES


         After due inquiry and to the best of its or his knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated:              , 1997               WBT HOLDINGS, LLC
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                                         By: /s/  Bennett L. Kight
                                             ---------------------
                                                  President


Dated:              , 1997                WB PARENT CORP.
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                                          By: /s/  Bennett L. Kight
                                              ---------------------
                                                    President



Dated:               , 1997                WB ACQUISITION CORP.
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                                           By: /s/  Bennett L. Kight
                                               --------------------
                                                     President



Dated:               , 1997               AMERICAN FILTRONA CORPORATION
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                                          By: /s/  John L. Morgan
                                              -------------------
                                                      Chairman



Dated:               , 1997              /s/  Bennett L. Kight
       --------------                    ---------------------
                                         Bennett L. Kight, as fiduciary and not
                                         individually


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